UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2006

PETCO ANIMAL SUPPLIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23574	20-2148979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9125 Rehco Road

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 453-7845

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 6, 2006, PETCO Animal Supplies, Inc. announced the pricing terms of its previously announced cash tender offer and consent solicitation by its wholly owned subsidiary, PETCO Animal Supplies Stores, Inc., to purchase all of its 10.75% Senior Subordinated Notes due 2011, with an aggregate principal amount of $89,267,000 outstanding. The offer will remain open and is scheduled to expire at 9:00 a.m., New York City time, on October 23, 2006, unless otherwise extended.

A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by PETCO Animal Supplies, Inc. on October 6, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 6, 2006	PETCO ANIMAL SUPPLIES, INC.

	By:	/s/ Rodney Carter
Rodney Carter
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by PETCO Animal Supplies, Inc. on October 6, 2006.